UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

               Date of Report: (Date of Earliest Event Reported):
                                December 29, 1998

                              ORALABS HOLDING CORP.
             (Exact name of registrant as specified in its charter)

          Colorado            000-23039         14-1623047
      (State or other     (Commission File     (IRS Employer
       jurisdiction           Number)        Identification No.)
     of incorporation)

                  2901 South Tejon Street, Englewood, Co 80110
               (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code: (303) 783-9499


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ITEM 4.    Change in Registrant's Certifying Accountant

     (a) (1) Schumacher & Associates, Inc., the independent accounting firm previously engaged as the Certifying Accountant to audit the
              Registrant's financial statements was dismissed effective December 29, 1998.

          (2) None of the reports of Schumacher & Associates, Inc. for the past two years contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles.

          (3) The decision to change accountants was recommended by the audit committee of the Board of Directors and was approved by the Board of Directors of the Registrant.

          (4) During  the   Registrant's   two  most  recent  fiscal  years  and
              subsequent interim period preceding the cessation of the relationship with Schumacher & Associates, Inc., there were no disagreements between the Registrant and Schumacher & Associates, Inc. on any issue of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Schumacher & Associates, Inc. would have caused Schumacher & Associates, Inc. to make reference to the subject matter of the disagreement or disagreements in its report.

     (b) Effective December 29, 1998, the registrant engaged Ehrhardt Keefe Steiner & Hottman PC as its principal accountant to audit the Registrant's financial statements. During the Registrant's two most recent fiscal years and subsequent interim periods prior to the engagement of Ehrhardt Keefe Steiner & Hottman PC, the Registrant did not, nor did anyone on the registrant's behalf, consult Ehrhardt Keefe Steiner & Hottman PC, the Registrant did not, nor did anyone on the registrant's behalf, consult Ehrhardt Keefe Steiner & Hottman PC regarding either (A) the application of accounting principles to a specified completed or proposed transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements as to which a written report or oral advice was provided to the Registrant that Ehrhardt Keefe Steiner & Hottman PC concluded was an important factor considered by the Registrant in reaching a decision as to such accounting, auditing or financial reporting issue, or (B) any matter that was the subject of a disagreement between the Registrant and Schumacher & Associates, Inc. as defined in Item 304
          (a)(1)(iv)  of  Regulation  S-K or a reportable  event as described in
          Item 304(a)(1)(v).

     (c) The Registrant has provided Schumacher & Associates, Inc. with a copy of the disclosures it is making in this Form 8-K. The Registrant requested that Schumacher & Associates, Inc., L.C. furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Schumacher & Associates, Inc. agrees with the statements made by the Registrant herein and, if not, stating the respects in which it does not agree. The letter subsequently furnished by Schumacher & Associates, Inc. is included as Exhibit 16 to this report.

Item 7.         Exhibits.

Exhibit 16 Letter of Schumacher & Associates, Inc. regarding change in certifying accountant.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 29th day of December 1998.


                               ORALABS HOLDING CORP.



                               /s/ Gary H. Schlatter